Exhibit 4.2

LYFT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JUNE 27, 2018

LYFT, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of June 27, 2018, by and among Lyft, Inc., a Delaware corporation (the “Company”) and the holders of the Company’s Series Seed Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and/or Series I Preferred Stock as set forth on Schedule A hereto (each an “Investor” and collectively the “Investors”) along with the holders of the Company’s Common Stock set forth on Schedule B hereto (the “Founders”).

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Series Seed Preferred Stock (as defined below), shares of the Series A Preferred Stock (as defined below), shares of the Series B Preferred Stock (as defined below), Series C Preferred Stock (as defined below), Series D Preferred Stock (as defined below), Series E Preferred Stock (as defined below), Series F Preferred Stock (as defined below), Series G Preferred Stock (as defined below) and/or Series H Preferred Stock (as defined below) and possess registration rights, information rights, rights of first offer, and other rights pursuant to that certain Amended and Restated Investors’ Rights Agreement dated October 18, 2017 between the Company and such Existing Investors (the “Prior Agreement”); and

WHEREAS, certain of the Investors and the Company are parties to that certain Series I Preferred Stock Purchase Agreement of even date herewith (as may be amended, amended and restated, modified or supplemented from time to time, the “Purchase Agreement”), under which certain of the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by such Investors, the holders of a majority of the Registrable Securities (as defined in the Prior Agreement), and the Company; and

WHEREAS, pursuant to Section 5.1 of the Prior Agreement, any term of the Prior Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities (as defined in the Prior Agreement) then outstanding and Sections 3 and 4 may be amended or waived only with the written consent of the holders of a majority of the Registrable Securities then held by Major Investors (as defined in the Prior Agreement); and

WHEREAS, the Company and the undersigned Existing Investors desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement; and the Company and such Existing Investors executing this Agreement together represent sufficient signatory authority to amend and restate the Prior Agreement.

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AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to this Agreement agree as follows:

1. Certain Definitions. For purposes of this Agreement:

1.1 “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.2 “Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.3 “Additional Series I Investor” means investors purchasing Series I Preferred Stock after the date hereof.

1.4 “Additional Series I Shares” means additional shares of Series I Preferred Stock sold and issued by the Company.

1.5 “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, officer, director or manager of such person and any venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such Person.

1.6 “Common Stock” means shares of the Company’s common stock, par value $0.00001 per share.

1.7 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.8 “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.9 “Founders Fund” means The Founders Fund IV, LP and The Founders Fund IV Principals Fund, LP and their Affiliates and assigns.

1.10 “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.10(a).

1.11 “Initial Public Offering” means the first underwritten public offering of securities of the Company pursuant to an effective registration statement under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction consummated pursuant to Rule 145 promulgated under the Act).

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1.12 “Initiating Holders” means collectively, Holders who properly initiate a registration request under this Agreement.

(a) “Other Selling Stockholder” means each Founder listed on Schedule B hereto and any assignee thereof in accordance with Section 2.10(b).

(b) “Other Shares” means the shares of Common Stock held by the Founders set forth on Schedule B hereto or assigned in accordance with Section 2.10(b).

1.13 “Permitted Founders Fund Entity” means The Founders Fund IV Management LLC, The Founders Fund IV, LP, The Founders Fund IV Principals Fund, LP, Lembas IV (or, in the alternative, one other similar Founders Fund investment vehicle), Peter Thiel, up to three Founders Fund employee investment vehicles, any partner (including any retirement accounts held on behalf of any such partner) or Affiliate of any of the foregoing.

1.14 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.15 “Preferred Directors” means, collectively, the Series B Director, the Series C Director, the Series E Directors, the Series F Director and the Series H Director.

1.16 “Preferred Stock” means, collectively, shares of the Company’s Series Seed Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock.

1.17 “Prior Securities” means, collectively, (a) the Common Stock issuable or issued upon conversion of shares of Series Seed Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, (b) the Common Stock acquired pursuant to that certain Common Stock Purchase Agreement by and between the Company, Discovery Global Citizens Master Fund, Ltd., Discovery Global Focus Master Fund, Ltd. and Discovery Global Opportunity Master Fund, Ltd. and the sellers listed therein dated on or about March 21, 2014, and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (a) and (b) above in each case that are Registrable Securities.

1.18 “Qualified Public Offering” means the first underwritten public offering of securities of the Company pursuant to an effective registration statement under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction consummated pursuant to Rule 145 promulgated under the Act) resulting in gross proceeds to the Company (before deducting underwriting discounts and commissions) of at least $150,000,000.

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1.19 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.20 “Registrable Securities” means (a) the Common Stock issuable or issued upon conversion of the Preferred Stock, (b) the Common Stock acquired pursuant to that certain Common Stock Purchase Agreement by and between the Company, Discovery Global Citizens Master Fund, Ltd., Discovery Global Focus Master Fund, Ltd. and Discovery Global Opportunity Master Fund, Ltd. and the sellers listed therein dated on or about March 21, 2014, and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (a) and (b) above, excluding in all cases, however, any Registrable Securities sold by a person (i) in a transaction in which his, her or its rights under Section 2 are not assigned, (ii) pursuant to a registration statement under the Act, or (iii) in a transaction in which such Registrable Securities are sold pursuant to Rule 144 (or any similar provision then in force) promulgated under the Act.

1.21 The number of shares of “Registrable Securities then outstanding” shall be determined by the sum of (a) the number of shares of Common Stock outstanding that are Registrable Securities and (b) the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are Registrable Securities.

1.22 “SEC” means the Securities and Exchange Commission.

1.23 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.00001 per share.

1.24 “Series B Director” means the director elected by the holders of Series B Preferred Stock.

1.25 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.00001 per share.

1.26 “Series C Director” means the director elected by the holders of Series C Preferred Stock.

1.27 “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.00001 per share.

1.28 “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.00001 per share.

1.29 “Series E Directors” mean the directors elected by the holders of Series E Preferred Stock.

1.30 “Series E Preferred Stock” means shares of the Company’s Series E Preferred Stock, par value $0.00001 per share.

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1.31 “Series F Director” means the director elected by the holders of Series F Preferred Stock.

1.32 “Series F Preferred Stock” means shares of the Company’s Series F Preferred Stock, par value $0.00001 per share.

1.33 “Series G Preferred Stock” means shares of the Company’s Series G Preferred Stock, par value $0.00001 per share.

1.34 “Series H Director” means the director elected by the holders of Series H Preferred Stock.

1.35 “Series H Preferred Stock” means shares of the Company’s Series H Preferred Stock, par value $0.00001 per share.

1.36 “Series I Preferred Stock” means shares of the Company’s Series I Preferred Stock, par value $0.00001 per share.

1.37 “Series Seed Preferred Stock” means shares of the Company’s Series Seed Preferred Stock, par value $0.00001 per share.

2. Registration Rights.

2.1 Demand Registration.

(a) Form S-1 Registration.

(i) Subject to the conditions of this Section 2.1(a), if the Company shall receive at any time on or following either (A) five years after the date of this Agreement, a written request from Holders holding a majority of the then-outstanding Registrable Securities that the Company file a Form S-1 registration statement under the Act covering the registration of a majority of the then-outstanding Registrable Securities or (B) six months after the effective date of the Initial Public Offering, a written request from Holders holding thirty-five percent (35%) of the then-outstanding Registrable Securities that the Company file a registration statement under the Act covering the registration of all or a part of the then-outstanding Registrable Securities, then the Company shall, (X) within 20 days of the receipt thereof, give written notice (the “Holders’ Notice”) of such request to all Holders other than the Initiating Holders, and (Y) subject to the limitations of this Section 2.1(a), effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within 20 days of the date of the Holders’ Notice.

(ii) Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 2.1(a):

(1) after the Company has effected two registrations pursuant to this Section 2.1(a), and such registrations have been declared or ordered effective;

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(2) if the Company has effected a registration pursuant to this Section 2.1 within the preceding 12 months, and such registration has been declared or ordered effective;

(3) during the period starting with the date 60 days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date 180 days following the effective date of, a Company-initiated registration subject to Section 2.2, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(4) if the written request is pursuant to Section 2.1(a)(i)(B) and the Holders propose to sell Registrable Securities at an aggregate offering price to the public (net of any underwriters’ discounts or commissions) of less than $100,000,000;

(5) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 2.1(b), and in such case, the Company shall comply with its obligations under Section 2.1(b);

(6) if the Company shall furnish to Holders requesting a registration pursuant to this Section 2.1(a), a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors of the Company (the “Board of Directors”) stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than twice in any 12-month period; or

(7) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act.

(b) Form S-3 Registration. In case the Company shall receive from one or more Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3, the Company shall:

(i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(ii) effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company, provided that the Company shall not be obligated to effect any such registration pursuant to this Section 2.1(b):

(1) if Form S-3 is not available for such offering by the Holders;

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(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(3) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.1(b), provided that the Company shall not utilize this right more than once in any 12-month period;

(4) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.1(b); or

(5) in any particular jurisdiction in which the Company would be required to qualify to do business, where not otherwise required, or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(iii) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.1(b) shall not be counted as requests for registration effected pursuant to Section 2.1(a).

2.2 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction consummated pursuant to Rule 145 promulgated under the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder and each Other Selling Stockholder written notice of such registration. Upon the written request of each Holder and each Other Selling Stockholder given within 10 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 2.3 and Section 2.4(e), cause to be registered under the Act all of the Registrable Securities that each such Holder and all of the Other Shares that each such Other Selling Stockholder has requested to be registered.

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(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder or Other Selling Stockholder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

2.3 Underwriting.

(a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1 and the Company shall include such information in the written notice referred to in Sections 2.1(a)(i) or 2.1(b)(i), as the case may be. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. Each Holder proposing to distribute their securities through such underwriting shall enter into, and perform its obligations under, an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

(b) Notwithstanding any other provision of Section 2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities and all Other Selling Stockholders who hold Other Shares that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities and the Other Selling Stockholders on a pro rata basis (as nearly as practicable) based on the number of Registrable Securities held by all such Holders (including the Initiating Holders) and the Other Shares held by the Other Selling Stockholders, provided that no Registrable Securities of Holders or Other Shares of Other Selling Stockholders shall be excluded unless all other stockholders’ securities have been first excluded, and provided further that in no event shall the amount of securities of the selling Holders and Other Selling Stockholders included in the offering be reduced below 30% of the total amount of securities included in such offering, unless such offering is the Qualified Public Offering of the Company’s securities, in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included. Any Registrable Securities and Other Shares excluded or withdrawn from such underwriting shall be withdrawn from the registration.

2.4 Obligations of the Company. Whenever required under Section 2 to effect the registration of any Registrable Securities or Other Shares, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and Other Shares and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities and Other Shares registered thereunder, keep such registration statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the registration statement has been completed;

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(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to each Holder and each Other Selling Stockholder (i) a draft copy of the registration statement, and (ii) such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities or Other Shares owned by it;

(d) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders and Other Selling Stockholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each holder of Registrable Securities and Other Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder or Other Selling Stockholder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders and Other Selling Stockholders a supplement or amendment to such prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities or Other Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g) cause all such Registrable Securities and Other Shares registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

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(h) provide a transfer agent and registrar for all Registrable Securities and Other Shares registered pursuant hereunder and a CUSIP number for all such Registrable Securities and Other Shares, in each case not later than the effective date of such registration; and

(i) Use commercially reasonable efforts to furnish, at the request of any Holder or Other Selling Stockholder requesting registration of Registrable Securities or Other Shares pursuant to Section 2, on the date that such Registrable Securities or Other Shares are delivered to the underwriters for sale in connection with a registration pursuant to Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders and Other Selling Stockholders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and any Other Selling Stockholders requesting registration of Other Shares.

2.5 Information from Holders and Other Selling Stockholders.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 with respect to the Registrable Securities of any selling Holder and the Other Shares of any Other Selling Stockholder that such Holder or Other Selling Stockholder shall furnish to the Company such information regarding itself, the Registrable Securities or Other Shares held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities or such Other Selling Stockholder’s Other Shares.

(b) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.1 if, due to the operation of Section 2.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.1.

2.6 Expenses of Registration.

(a) All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2.1(a) or 2.1(b), including, without limitation, all registration, filing and qualification fees (including “blue sky” fees), printers’ and accounting fees, fees and disbursements of counsel for the Company, and the fees and disbursements of one counsel for the selling Holders, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be registered in the withdrawn

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registration), unless, in the case of a registration requested under Section 2.1, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.1; provided, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 2.1.

(b) All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.2, including, without limitation, all registration, filing and qualification fees (including “blue sky” fees), printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements not to exceed, in the aggregate, $35,000, of one counsel collectively for the selling Holders and Other Selling Stockholders, shall be borne by the Company.

2.7 Delay of Registration. No Holder or Other Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. In the event any Registrable Securities or Other Shares are included in a registration statement under Section 2:

(a) Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder and Other Selling Stockholder, the officers, directors, members, partners, stockholders and any other Affiliates of each Holder and Other Selling Stockholder, legal counsel and accountants for each Holder and Other Selling Stockholder, any underwriter (as defined in the Act) for such Holder or Other Selling Stockholder and each person, if any, who controls such Holder, Other Selling Stockholder or underwriter, within the meaning of Section 15 of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, Other Selling Stockholder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such

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loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or Other Selling Stockholder; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder, Other Selling Stockholder or underwriter, or any person controlling such Holder, Other Selling Stockholder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder, Other Selling Stockholder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; provided further, that the foregoing indemnity agreement shall not inure to the benefit of any Other Selling Stockholder if such Other Selling Stockholder (or such Other Selling Stockholder’s Affiliate or, in the case of an Other Selling Stockholder that is a trust, a trustee or beneficiary of such trust) is (i) a director of the Company or (ii) an “officer” of the Company, as defined in Rule 16a-1 of the 1934 Act, at the time of the filing of the final prospectus with respect to the applicable offering.

(b) Indemnification by Holders and Other Selling Stockholders. To the extent permitted by law, each selling Holder and each Other Selling Stockholder, on a several and not joint basis, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act, legal counsel and accountants for the Company, any underwriter, any other stockholder selling securities in such registration statement and any controlling person of any such underwriter or other stockholder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or such Other Selling Stockholder expressly for use in connection with such registration; and each such Holder or Other Selling Stockholder will reimburse any person intended to be indemnified pursuant to this Section 2.8(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder or Other Selling Stockholder (which consent shall not be unreasonably withheld). In no event shall any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by such Holder or Other Selling Stockholder, except in the case of willful fraud by such Holder or Other Selling Stockholder.

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(c) Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 2.8 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 2.8 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) Payment of Losses When Indemnification Unavailable. If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party. Notwithstanding the foregoing, (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and (ii) in no event shall a Holder’s or Other Selling Stockholder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder or Other Selling Stockholder pursuant to Section 2.8(b), exceed the net proceeds from the offering received by such Holder or Other Selling Stockholder.

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(e) Survival of Indemnification Provisions. The obligations of the Company, the Holders and the Other Selling Stockholders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under Section 2, and otherwise.

2.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders and the Other Selling Stockholders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder or an Other Selling Stockholder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the Initial Public Offering;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c) furnish to any Holder or Other Selling Stockholder, so long as the Holder owns any Registrable Securities or the Other Selling Stockholder owns any Other Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the Initial Public Offering), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder or Other Selling Stockholder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

2.10 Assignment of Registration Rights.

(a) The rights to cause the Company to register Registrable Securities pursuant to Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, Affiliate (including, without limitation, affiliated funds or entities of Holders that are a limited liability company, limited partnership or limited liability partnership), parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder (which, for CapitalG Rise LLC, shall include any one or more wholly owned subsidiaries of Alphabet Inc.), (ii) where Founders Fund is the transferring Holder, is a Permitted Founders Fund Entity, (iii) is the spouse or domestic partner, sibling, ancestor or descendant (whether natural or adopted) or any trust or investment vehicle for the benefit of any such Holder who is a natural person, or the benefit of such Holder’s spouse or domestic partner, siblings, ancestors and descendants (whether natural or adopted) (such Persons described in this Section 2.10(a)(iii) together with such Persons described in Section 2.10(a)(i) shall be collectively referred to as the “Assignment Parties”), or (iv) after such assignment or transfer, holds at least 1,500,000 shares of Registrable Securities (subject to appropriate adjustment for each as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like (collectively, “Recapitalizations”), provided: (A) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and

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address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (B) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.12 below by executing an Adoption Agreement in the form attached as Exhibit A hereto, a copy of which is provided to the Company at the time of transfer; and (C) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, all Registrable Securities held or acquired by all Assignment Parties of such transferee or assignee shall be aggregated together; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

(b) The rights to cause the Company to register Other Shares pursuant to Section 2.2 may be assigned (but only with all related obligations) by an Other Selling Stockholder to such party’s Affiliate, spouse or domestic partner, siblings, ancestors or descendants (whether natural or adopted) or any trust or investment vehicle for the benefit of such Other Selling Stockholder or Other Selling Stockholder’s spouse or domestic partner, siblings, ancestors and descendants (whether natural or adopted); provided: (A) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (B) such transferee or assignee agrees in writing for the benefit of the Company to be bound by and subject to the terms and conditions of this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, a copy of which is provided to the Company at the time of transfer; and (C) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

2.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to initiate a demand registration of any security held by such holder, provided that the foregoing limitations shall not apply to any Additional Series I Investor who purchases shares of Series I Preferred Stock pursuant to the Purchase Agreement.

2.12 “Market Stand-Off” Agreement. Each Holder and Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Initial Public Offering by the Company of its equity securities under the Securities Act and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days or such longer period as the underwriters or the Company shall reasonably request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule

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or regulation) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the registration statement for such offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 2.12 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders and Investors if all officers and directors and greater than 1% stockholders of the Company enter into similar agreements or are similarly bound. The underwriters in connection with any public offering by the Company are intended third party beneficiaries of this Section 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto; further, each Holder and Investor hereby agrees to enter into written agreement with such underwriters containing terms substantially equivalent to the terms of this Section 2.12, and each Holder and Investor hereby agrees that such underwriters shall be entitled to require each such Holder or Investor to enter into such a written agreement. Notwithstanding the foregoing, nothing in this Section 2.12 shall prevent a Holder or Investor from making a transfer of any Common Stock that was listed on a national stock exchange or actively traded over-the-counter at the time it was acquired by the Holder or Investor or was acquired by such Holder or Investor pursuant to Rule 144A promulgated under the Act, including any shares acquired in any public offering by the Company. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder and Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

2.13 Further Limitations on Disposition. Without in any way limiting the provisions set forth in this Section 2, each Investor agrees not to make any disposition of such Investor’s shares of Preferred Stock or Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, and:

(a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 promulgated under the Act except in unusual circumstances.

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(c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a corporation, partnership, limited liability company or other similar entity to an Affiliate (which, for CapitalG Rise LLC, shall include any one or more wholly owned subsidiaries of Alphabet Inc.), a stockholder of such corporation, a partner of such partnership or a member of such limited liability company or a retired partner of such partnership who retires after the date hereof or a retired member of such limited liability company who retires after the date hereof, or a Permitted Founders Fund Entity (if Founders Fund is transferring Investor), or to the estate of any such stockholder, partner, retired partner, member or retired member or the transfer by gift, will or intestate succession by any stockholder, partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such stockholder, partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder by executing an Adoption Agreement in the form attached hereto as Exhibit A.

2.14 Termination of Registration Rights. No Holder or Other Selling Stockholder shall be entitled to exercise any right provided for in Section 2 after five years following the consummation of the Qualified Public Offering, upon the closing of a Liquidation Event (as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time) or, as to any Holder or Other Selling Stockholder, such earlier time after the Initial Public Offering at which all Registrable Securities held by such Holder or all Other Shares held by such Other Selling Stockholder (and any Affiliate of the Holder or Other Selling Stockholder with whom such Holder or Other Selling Stockholder must aggregate its sales under Rule 144 promulgated under the Act) can be sold in any 90-day period without registration in compliance with Rule 144.

3. Right of First Offer.

3.1 Right of Eligible Investors. Subject to the terms and conditions specified in this Section 3, the Company hereby grants to each Investor that (together with its Affiliates) holds at least (a) 5,279,396 shares of Series I Preferred Stock, (b) 1,886,977 shares of Series H Preferred Stock, (c) 1,710,730 shares of Series G Preferred Stock, (d) 3,732,889 shares of Series F Preferred Stock, (e) 1,000,000 shares of Series E Preferred Stock, or (f) 3,400,000 shares of Prior Securities in the aggregate (in each case, appropriately adjusted for any Recapitalizations) (each such Investor, a “Major Investor”), a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Agreement, Major Investor includes any general partners and Affiliates of a Major Investor. Each Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate, so long as such apportionment does not cause the loss of the exemption under Section 4(2) of the Act or any similar exemption under applicable state securities laws in connection with such sale of Shares by the Company.

3.2 Offer Procedures. Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock (the “Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice in accordance with Section 5.6 (the “Notice”) to the Major Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

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(b) By written notification received by the Company, within 15 business days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then-outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities). If any Major Investor fails to agree in writing within such 15 business day period to purchase such Major Investor’s full pro rata share of the Shares (a “Nonpurchasing Holder”), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of his, her or its pro rata share of the Shares that he, she or it did not so agree to purchase. The Company shall promptly give each Major Investor who has timely agreed to purchase his, her or its full pro rata share of the Shares (a “Purchasing Holder”) written notice of the failure of any Nonpurchasing Holder to purchase such Nonpurchasing Holder’s full pro rata share of such Shares (the “Overallotment Notice”). Each Purchasing Holder shall have a right to purchase a portion of the Nonpurchasing Holders’ unpurchased pro rata share of the Shares on a pro rata basis according to the relative pro rata share of the Purchasing Holders, at any time within five days after receiving the Overallotment Notice.

(c) If all Shares that Major Investors are entitled to purchase pursuant to Section 3.2(b) are not elected to be purchased as provided in Section 3.2(b), the Company may, during the 60-day period following the expiration of the periods provided in Section 3.2(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, the right of first offer provided in this Section 3 shall be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

3.3 Securities Not Subject to Right of First Offer. The right of first offer in this Section 3 shall not be applicable to (a) those securities exempted from the definition of “Additional Stock” in Article IV.B.4(d)(ii) of the Company’s Amended and Restated Certificate of Incorporation (as amended and/or restated from time to time), (b) the issuance or sale of Additional Series I Shares to Additional Series I Investors in accordance with the Purchase Agreement, or (c) with respect to any Major Investor, the issuance of any subsequent securities, if (i) at the time of such subsequent securities issuance, such Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

3.4 Limitation on Assignment of Right of First Offer. The right of first offer set forth in this Section 3 may not be assigned or transferred without the prior written consent of the Company, except, other than with respect to a competitor of the Company as reasonably determined by the Company, that (a) such right is assignable by each Major Investor to any Affiliate of such Major Investor or to a wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under

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common control with, any such Major Investor (which, for CapitalG Rise LLC, shall include any one or more wholly owned subsidiaries of Alphabet Inc.), (b) such right is assignable by Founders Fund to a Permitted Founders Fund Entity and (c) such right is assignable by any Major Investor to a transferee or assignee who holds (together with its Affiliates) after such transfer at least (i) 5,279,396 shares of Series I Preferred Stock, (ii) 1,886,977 shares of Series H Preferred Stock, (iii) 1,710,730 shares of Series G Preferred Stock, (iv) 3,732,889 shares of Series F Preferred Stock, (v) 1,000,000 shares of Series E Preferred Stock, or (vi) 3,400,000 shares of Prior Securities in the aggregate (in each case, subject to appropriate adjustment for Recapitalizations).

4. Covenants of the Company.

4.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor:

(a) as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”) and, if an audit has been completed, audited by nationally recognized independent certified public accountants; provided that audited financial statements shall be provided unless a majority of the Board of Directors (including at least one of the Preferred Directors) waives such requirement;

(b) as soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event at least 45 days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a quarterly basis, including an income statement for such quarters and, as soon as prepared, any other budgets or revised budgets prepared by the Company and approved by the Board of Directors (including at least one of the Preferred Directors); and

(d) upon reasonable request by such Major Investor, furnish to such Major Investor as soon as practicable, a capitalization table setting forth the Company’s fully-diluted capitalization, in sufficient detail as to permit such Major Investor to calculate such Major Investor’s percentage equity ownership in the Company as of the end of the most recent quarter.

(e) Notwithstanding anything else in this Section 4.1 to the contrary, the Company may cease providing the information set forth in this Section 4.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement; provided that the Company’s covenants under this Section 4.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

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4.2 Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by such Major Investor; provided that the Company shall not be obligated pursuant to this Section 4.2 to provide access to any information where and to the extent that the Company reasonably and in good faith believes that withholding such information is necessary (a) to preserve attorney-client, work product or similar privilege, (b) to protect information that it reasonably considers to be a trade secret or similar confidential information, or (c) to comply with the terms and conditions of confidentiality agreements with third parties.

4.3 Confidentiality.

(a) Anything in this Agreement to the contrary notwithstanding, no Investor shall have access to any trade secrets or proprietary information of the Company. The Company shall not be required to comply with any information rights of this Section 4 in respect of any Investor whom the Company reasonably determines to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor. Each Investor acknowledges and agrees that it may receive certain confidential information of the Company (the “Confidential Information”) and such Confidential Information is for the Investor’s use only for the purpose of evaluating and managing its investment in the Company. Each Investor agrees that it will not, during or after the term of this Agreement, whether through an Affiliate or otherwise, use such confidential information in violation of the 1934 Act or reproduce, disclose or disseminate such information to any other person (other than its Affiliates and its and their employees or agents having a need to know the contents of such information, and its and their attorneys), except in connection with the exercise of such Investor’s rights under this Agreement, unless the Company has made such information available generally to the public or such Investor is required to disclose such information by a governmental authority. Each Investor agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure or use of the Confidential Information in order to prevent it from falling into the public domain or the possession of persons other than those authorized to have any such information. Such measures shall include, but not be limited to, the highest degree of care that such Investor utilizes to protect its own confidential information of a similar nature, which shall be no less than reasonable care. Each Investor further agrees to notify the Company in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of the Confidential Information, which may come to its attention. Nothing in this Section 4.3 shall in any way limit or otherwise modify any confidentiality covenants entered into by any Investor pursuant to any other agreement entered into with the Company. In the event of any conflict between this Section 4.3 and such other agreement with the Company, such other agreement shall control, for so long as such other agreement is in full force and effect.

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(b) Notwithstanding anything to the contrary contained herein, (including Section 5.1 hereof), if Investor is a partnership or limited liability company, such Investor may disclose Confidential Information to its direct or indirect general partner or managing member, respectively, to the extent such entity is responsible for investment decisions on behalf of the partnership or limited liability company and requires it for the purpose of managing its investment in the Company; provided that each recipient of such information is informed of the confidential nature of the information and is directed to treat such information confidentially with the terms of this Section 4.3 as if they were parties hereto; provided further, that each Investor shall be responsible for any breach of the terms of this Section 4.3 by it or any person to whom such Investor discloses Confidential Information pursuant to this Section 4.3, and shall take reasonably appropriate steps to safeguard the Confidential Information from disclosure, misuse, espionage, loss and theft.

(c) Notwithstanding anything to the contrary contained herein (including Section 5.1 hereof), the Company reserves the right to waive any right of the Company or obligation of any Investor pursuant to this Section 4.3 in its sole discretion.

4.4 Transactions with Affiliates. The Company shall not, without the unanimous approval of the disinterested members of the Board of Directors, engage in any loans, leases, contracts or other transactions with any executive officer, as defined in Rule 3b-7 of the 1934 Act, (each, an “Executive Officer”) or director of the Company, or any member of any such person’s immediate family, including the parents, spouse, children and other relatives of any such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party, as determined in good faith by the Board of Directors (for the avoidance of doubt, employment arrangements between the Company and its Executive Officers shall only require the approval of a majority of disinterested directors). The Company shall not, without the unanimous approval of the disinterested members of the Board of Directors, offer or decide to hire any member of the immediate family of a director or Executive Officer of the Company.

4.5 Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants to enter into the Company’s standard form of proprietary information and inventions agreements.

4.6 Common Stock and Restricted Stock Unit Vesting. Shares of Common Stock (or options and restricted stock unit awards (“RSUs”) therefor) issued to employees and service providers of the Company shall, unless otherwise approved by a majority of the Board of Directors or a committee thereof (including in either case at least one of the Preferred Directors), vest as follows: (i) with respect to Common Stock (or options therefor), no shares shall vest until the completion of the 12-month anniversary of the commencement of employment or service, at which time 25% of the Common Stock (or option therefor) shall vest; and the remainder shall vest in equal monthly installments over the following 36 months and (ii) with respect to RSUs, no RSU shall vest until the completion of the 12-month anniversary of the commencement of employment or service, at which time 25% of the RSUs shall vest; and the remainder shall vest in equal quarterly installments over the following 36 months. Unless otherwise approved by the Board of Directors or a committee thereof (including in either case at least one of the Preferred Directors), with respect to any shares of Common Stock purchased by any such person, (i) the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws), shall have the option to purchase at cost any unvested shares of stock held by such person, (ii) the Company shall retain a right of

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first refusal in favor of the Company to purchase any vested Common stock at the price offered by a third party (which right terminates upon the initial public offering of Common Stock), (iii) the Common Stock shall be subject to a restriction against transfers of any unvested Common Stock and (iv) a 180-day lockup period (or such longer period, as the underwriters or the Company shall reasonably request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) shall apply in connection with the Company’s initial public offering.

4.7 Qualified Small Business Stock Status. Upon request by a holder of Series A Preferred Stock, Series B Preferred Stock and/or Common Stock issuable upon conversion of the shares of Series A Preferred Stock or Series B Preferred Stock (the “IOC Common”), the Company shall conduct a reasonable investigation to determine whether the shares of Series A Preferred Stock, Series B Preferred Stock and/or IOC Common qualify as “qualified small business stock” within the meaning of Code Sections 1045 and 1202, and shall deliver to such holder a duly executed Certificate of Representations in the form attached hereto as Exhibit B as expeditiously as reasonably possible, but in no event later than 10 days following the Company’s receipt of such request.

4.8 Directors and Officers Insurance. The Company has, as of the date hereof, and will use commercially reasonable efforts to maintain, Directors and Officers liability insurance from a financially sound and reputable insurer in a minimum amount of $10,000,000 until such time as the Board of Directors (including at least one of the Preferred Directors) determines that such insurance should be discontinued.

4.9 Board Committees. In the event any committee(s) of the Board of Directors is created, each of the Preferred Directors shall have the right to be a member of such committee(s) of the Board of Directors.

4.10 FCPA. The Company represents that it shall not — and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to — promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any non-U.S. official, in each case, in violation of the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall — and shall cause each of its subsidiaries and Affiliates to — cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall – and shall cause each of its subsidiaries and affiliates to – maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Major Investor if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its best efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

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4.11 Termination of Certain Covenants. The covenants set forth in this Section 4 other than Section 4.7 shall terminate and be of no further force or effect upon the consummation of a Qualified Public Offering or upon the consummation of a transaction or series of related transactions which are deemed to be a Liquidation Event (as defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time).

5. Miscellaneous.

5.1 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that (a) any amendment or waiver that materially, adversely and disproportionately affects any Investor or class of Investors in a manner different than all other Investors (disregarding for such purpose differences in the number of shares held by the Investors) shall require the written consent of such Investor or class of Investors, (b) any amendment or waiver that materially, adversely and disproportionately affects the rights set forth in Sections 2.2-2.14 or Section 5.1, or that creates additional obligations, of the Other Selling Stockholders shall require the written consent of the holders of a majority of the Other Shares then outstanding and (c) any amendment or waiver that materially, adversely and disproportionately affects any Other Selling Stockholder in a manner different than all other Other Selling Stockholders (disregarding for such purpose differences in the number of shares held by the Other Selling Stockholders) shall require the written consent of such Other Selling Stockholder. Notwithstanding the foregoing, no amendment or waiver of Sections 3 or 4 of this Agreement may be made without the written consent of the holders of a majority of the Registrable Securities then held by Major Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities and Other Shares, each future holder of all such Registrable Securities and Other Shares and the Company.

5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns (which, for CapitalG Rise LLC, shall include any one or more wholly owned subsidiaries of Alphabet Inc.) of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

23

5.3 Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. All disputes and controversies concerning, relating to, arising out of or in connection with this Agreement, directly or indirectly, in whole or in part, shall be resolved exclusively by the Delaware Court of Chancery or the federal courts located in the State of Delaware, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

5.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.6 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by electronic mail or facsimile if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, upon customary confirmation of receipt, or on the next business day if sent by facsimile other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. All communications sent pursuant to this Section 5.6 shall be sent to the respective parties using their respective contact information set forth on the signature pages hereto.

Any communication to the Company must be copied (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention: Lisa Stimmell

Email: lstimmell@wsgr.com

Facsimile: (650) 493-6811

A party may change or supplement the addresses given above or designate additional addresses for purposes of this Section 5.6 by giving the other party written notice of the new address in the manner set forth above.

5.7 Aggregation of Stock. All shares of Registrable Securities held or acquired by an Investor and it Assignment Parties shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such persons or entities may apportion such rights as among themselves in any manner they deem appropriate.

24

5.8 Enforceability; Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

5.9 Attorney’s Fees. If, in any action at law or in equity (including arbitration), it is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief that such party may be entitled.

5.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force of effect.

5.11 Additional Series I Investors. Upon the sale of Additional Series I Shares to Additional Series I Investors in accordance with the Purchase Agreement, the Company, without prior action on the part of any Investor, shall require each Additional Series I Investor to execute and deliver this Agreement. Each such Additional Series I Investor, upon execution and delivery of this Agreement by the Company and such Additional Series I Investor, shall be deemed an Investor hereunder.

5.12 Waiver of Right of First Offer. The Existing Investors that are Major Investors pursuant to the terms of the Prior Agreement hereby waive the right of first offer in Section 3 of the Prior Agreement, including the notice requirements set forth in the Prior Agreement, with respect to the issuance of Series I Preferred Stock.

[Remainder of Page Intentionally Left Blank]

25

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

LYFT, INC.

By:	/s/ Logan Green
Logan Green, Chief Executive Officer

Attention:	Logan Green

Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FOUNDER:

/s/ Logan Green
LOGAN GREEN

EL TRUST DATED AUGUST 3, 2015

By:	/s/ Logan Green
Name:	Logan Green
Title:

THE LOGAN GREEN 2016 ANNUITY TRUST

By:	/s/ Logan Green
Name:	Logan Green
Title:	Trustee

THE ZIMMER 2014 IRREVOCABLE TRUST
DATED JUNE 16, 2014

By:	/s/ Logan Green
Name:	Logan Green
Title:	Trustee

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FOUNDER:

THE EVA GREEN 2016 ANNUITY TRUST

By:	/s/ Eva Green
Name:	Eva Green
Title:	Trustee

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FOUNDER:

/s/ John Zimmer
JOHN ZIMMER

THE JOHN ZIMMER 2016 ANNUITY TRUST

By:	/s/ John Zimmer
Name:	John Zimmer
Title:	Trustee

JOHN ZIMMER LIVING TRUST DTD 07.30.15

By:	/s/ John Zimmer
Name:
Title:

THE GREEN 2014 IRREVOCABLE TRUST DATED JUNE 12, 2014

By:	/s/ John Zimmer
Name:	John Zimmer
Title:	Trustee

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

ACM OPPORTUNITIES FUND, L.P.

By:	/s/ Kirk Dizon
Name:	Kirk Dizon
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

ALIBABA INVESTMENT LIMITED

By:	/s/ Peter Stern
Name:	Peter Stern
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

ANDREESSEN HOROWITZ FUND III, L.P.
for itself and as nominee for Andreessen Horowitz Fund V-A, L.P., Andreessen Horowitz Fund V-B, L.P. and Andreessen Horowitz Fund V-Q, L.P.

By:	AH Equity Partners V, L.L.C. Its general partner

By:	/s/ Ben Horowitz
Name:	Ben Horowitz
Title:	Managing Member

AH PARALLEL FUND III, L.P.
for itself and as nominee for AH Parallel Fund III-A, L.P., AH Parallel Fund III-B, L.P. and AH Parallel Fund III-Q, L.P.

By:	AH Equity Partners III (Parallel), L.L.C. Its general partner

By:	/s/ Ben Horowitz
Name:	Ben Horowitz
Title:	Managing Member

Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

CAPITALG RISE LLC

By:	/s/ Jeremiah Gordon
Name:	Jeremiah Gordon
Title:	Authorized Officer

Attention:	CapitalG General Counsel

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

CARMENTA CAPITAL FUND SPV, L.P.

By:	/s/ Kirk Dizon
Name:	Kirk Dizon
Title:	Member of the General Partner

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

CARMENTA GROWTH PORTFOLIO 2017, L.P.

By:	/s/ Kirk Dizon
Name:	Kirk Dizon
Title:	Member of the General Partner

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

DG RIDE 1 LP

By:	/s/ Adam Schreck
Name:	Adam Schreck
Title:	General Counsel

DISCOVERY SPECIAL OPPORTUNITIES I, L.P.

By:	/s/ Adam Schreck
Name:	Adam Schreck
Title:	General Counsel

Attention:	Adam Schreck, General Counsel

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

THE FOUNDERS FUND IV, LP

By:	The Founders Fund IV Management, LLC
Its: General Partner

By:	/s/ Brian Singerman
Name:	Brian Singerman
Title:	Managing Member

THE FOUNDERS FUND IV PRINCIPALS FUND, LP

By:	The Founders Fund IV Management, LLC
Its: General Partner

By:	/s/ Brian Singerman
Name:	Brian Singerman
Title:	Managing Member

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

IEH VENTURE INVESTMENTS I LLC

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Executive Officer

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

KKR RIDE INVESTORS LLC

By:	KKR Next Generation Technology Growth Fund L.P.
Its: Managing Member

By:	KKR Associates NGT L.P.
Its: General Partner

By:	KKR Next Gen Tech Growth Limited
Its: General Partner

By:	/s/ William J. Janetschek
Name:	William J. Janetschek
Title:	Director

Attention:	General Counsel

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

MAPLES INVESTMENTS II, L.P.

By:	Maples Management II, L.L.C.
Its: General Partner

By:	/s/ Ann Miura-Ko
Name:	Ann Miura-Ko
Title:	Managing Member

MAPLES ASSOCIATES II, L.P.

By:	Maples Management II, L.L.C.
Its: General Partner

By:	/s/ Ann Miura-Ko
Name:	Ann Miura-Ko
Title:	Managing Member

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

MAYFIELD XIII, a Cayman Islands Exempted Limited Partnership

By: MAYFIELD XIII MANAGEMENT (EGP),
L.P., a Cayman Islands Exempted Limited Partnership Its: General Partner

By: MAYFIELD XIII MANAGEMENT (UGP), LTD., a Cayman Islands Exempted Company Its: General Partner

By:	/s/ Navin Chaddha
Name:	Navin Chaddha
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

MORGAN CREEK PRIVATE OPPORTUNITIES, LLC SERIES B CARMENTA - LYFT

By:	/s/ Mark Yusko
Name:	Mark Yusko
Title:	Authorized Person

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

PAULSON INVESTMENT COMPANY II LP

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	General Counsel

PAULSON ADVANTAGE MASTER LTD.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	General Counsel

PAULSON SPECIAL SITUATIONS LTD.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	General Counsel

PAULSON ADVANTAGE PLUS MASTER LTD.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	General Counsel

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

PSP PUBLIC CREDIT I INC.

By:	/s/ Loïc Julé
Name:	Loïc Julé
Title:	Authorized Signatory

By:	/s/ Razvan Tonea
Name:	Razvan Tonea
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

SPARROWHAWK PARTNERS, INC.

By:	/s/ Eiichi Kaga
Name:	Eiichi Kaga
Title:	President

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Magellan Fund: Fidelity Magellan Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Financial Trust: Fidelity Independence Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Destiny Portfolios: Fidelity Advisor Capital Development Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Concord Street Trust: Fidelity Large Cap Stock Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Large Cap Stock Institutional Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

FIAM Target Date Large Cap Stock Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Concord Street Trust: Fidelity Large Cap Stock K6 Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Puritan Trust: Fidelity Puritan Fund - Equity Sub Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub Portfolio B

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Mid-Cap Stock Commingled Pool

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Concord Street Trust: Fidelity Mid-Cap Stock Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Blue Chip Growth Commingled Pool

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

FIAM Target Date Blue Chip Growth Commingled Pool

By:	Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Blue Chip Growth Institutional Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Puritan Trust: Fidelity Puritan Fund - High Yield Sub Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund Commingled Pool

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Contrafund K6

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub Portfolio A

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Variable Insurance Products Fund II: Contrafund Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Insights Investment Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Flex Opportunistic Insights Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Variable Insurance Products Fund III: Growth Opportunities Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity OTC Commingled Pool

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity OTC Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Trend Fund: Fidelity Trend Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Founders Investment Trust

By its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Destiny Portfolios: Fidelity Advisor Diversified Stock Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Growth Company Commingled Pool

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Select Portfolios: Technology Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Central Investment Portfolios LLC: Fidelity Information Technology Central Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Advisor Series VII: Fidelity Advisor Technology Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Variable Insurance Products Fund IV: Technology Portfolio

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Fidelity Puritan Trust: Fidelity Puritan Fund

By:	/s/ Colm Hogan
Name:	Colm Hogan
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Senator Redfire LLC

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	[ILLEGIBLE]

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

D.E. SHAW VALENCE PORTFOLIOS, L.L.C.

By:	/s/ Edwin Jager
Name:	Edwin Jager
Title:	Authorized Signatory

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

BAILLIE GIFFORD US GROWTH TRUST PLC
Executed for and on behalf of Baillie Gifford US Growth Trust PLC, acting through its agent, Baillie Gifford & Co

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Partner of Baillie Gifford & Co

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

MAGNA AUTONOMOUS SYSTEMS LLC

By:	/s/ Swamy Kotagiri
Name:	Swamy Kotagiri
Title:	President

By:	/s/ Riccardo Trecroce
Name:	Riccardo Trecroce
Title:	Evp

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Joshua P. Binder

/s/ Joshua P. Binder

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Quincey Hanley

/s/ Quincey Hanley

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Digi Phonics Inc

By:	/s/ David Friley
Name: David Friley
Title: President

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Top Dawg Entertainment, LLC

By:	/s/ Anthony Tiffith

Name:	Anthony “Top Dawg” Tiffith

Title:	CEO and Founder

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

Maverick Carter Declaration of Trust

By:	/s/ Maverick Carter
Name: Maverick Carter
Title: Sole Trustee

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written .

INVESTOR:

LeBron James, Trustee under LeBron James Declaration of Trust dated July 5, 2013, as amended

By:	/s/ LeBron James
Name: LeBron James
Title: Sole Trustee

[Signature Page to Lyft, Inc. Series I Investors’ Rights Agreement]

SCHEDULE A

SCHEDULE OF INVESTORS

Investor Name

Coatue Private Fund I LP

Coatue LT LLC

Andreessen Horowitz Fund III, L.P., as nominee

AH Parallel Fund III, L.P., as nominee

Maples Investments II, L.P.

Maples Associates II, L.P.

K9 Ventures, L.P.

fbFund L.L.C.

Idan Tepman

Michael Stoppelman

Keith Rabois

Mayfield XIII, a Cayman Islands Exempted Limited Partnership

Undara Overseas, Inc.

Venkatesh Harinarayan and Sudha Neelakantan Revocable Trust

Anand Rajaraman

Sarah Ross

Brian Goldsmith

Collaborative I, LP

The Founders Fund IV, LP

The Founders Fund IV Principals Fund, LP

Steven Lee

The Board of Trustees of the Leland Stanford Junior University (SEVF II)

Paige Craig

Live Nation Entertainment, Inc.

Ooga Labs LLC

Tenaya Capital VI, LP

Kendall Capital Markets, LLC

Third Point Opportunities Master Fund LP

DG Ride 1 LP

GSV Capital Corp.

Queensbridge Venture Partners, LLC

Alibaba Investment Limited

Uprising SPV VII LLC

Ori Allon

Discovery Special Opportunities I, LP.

Fortress ELFT LLC

D.E. Shaw Valence Portfolios, L.L.C.

GSV Ventures I, LLC

GSV Ventures III, LLC

GSV Capital Corp.

Altpoint Ventures Holdings LLC

ACM Opportunities Fund, L.P.

Boathouse Row I, LP

Boathouse Row II, LP

Boathouse Row Offshore, Ltd.

OC 532 Offshore Ltd.

Salesforce.com, Inc.

Kendall Capital Markets, LLC

TFG Private Investments Ltd.

JHL Capital Group Master Fund L.P.

MYDA Ventures, LP

Sparrowhawk Partners, Inc.

IEH Venture Investments I LLC

SP Alpha, LLC

Adagio Assets Limited

Enjoy Investors, LLC

Lft-11-Fund, a series of SP-21-Fund, LLC

MSV Fund One A LLC

MX Investment Funds LLC

Joseph Green

Aldon Holding Group LLC

David International Investment Ltd.

Fontinalis Capital Partners II, LP

Five Bulls International Holding Group

Cherry Tree Investments

Casa Verde Capital SPV 1, L.P.

Greenspan Living Trust

Brett Icahn

Jonathan Christodoro

Louis Pastor

Paulson Advantage Plus Master Ltd.

Paulson Special Situations Master Ltd.

Paulson Advantage Master Ltd.

LCAY One Limited

Hailgroup, LLC

Radical Investments LP

Taipingyang Investment Co., Ltd.

OPH J Limited

Janus Henderson Global Technology Fund

Janus Henderson Global Technology Portfolio

Kingdom Investment (2015), L.P.

Kingdom 5-KR-220, Ltd.

Kingdom 5-KR-241, Ltd.

DEP LY, L.P.

John D. Pinkel and Susan Shyu, Trustees of the Pinkel Shyu Family Trust

West LA Investment Trust #1-R

Olympus Growth Fund VI, LP

Shauna and Eric Varvel Joint Tenants with Rights of Survivorship (Entity)

AutoTech Fund I, L.P.

Graphene S3 LLC

Gavril Yushvaev

John Glazer

Design Time Limited

Graphene S4 LLC

Robert H Reid

Millennial Hub, LLC

Enjoy II, LLC

C J Anderson

General Motors Holdings LLC

Oceanic Investment Fund I, LLC

Rydesharyng, L.P.

Ride4U, LLC

Strategas VC II, LP

Equityzen Growth Technology Fund LLC – Series 27

ADG Investments, LLC

Yellowfly, LLC

Yellowfly II, LLC

Yellowfly III, LLC

Graphene S5 LLC

AllianceBernstein Select US Equity Holdings L.P.

AB Cap Fund, Inc. – AB Select US Equity Portfolio

AB SICAV I – Select US Equity Portfolio

AllianceBernstein Select US Equity Long/Short Holdings LP

AB Cap Fund, Inc – AB Select US Long/Short Portfolio

AB SICAV I – Select Absolute Alpha Portfolio

Flat World (Lyft) LP

West Investments IV, LLC

Zachary H. Shafran Trust u/a dated 11/2/05

KKR Ride Investors LLC

Kevin D. Hart

Kuwait Investment Authority, a Kuwaiti public authority established under Kuwaiti Law No. 47/1982 for the purpose of managing, in the name and for the account of the Government of the State of Kuwait, the investments of the State of Kuwait, and having its registered office at Block No.3, Ministries Complex, City of Kuwait, Kuwait (KIA)

Carmenta Capital Fund SPV, L.P.

Scottish Mortgage Investment Trust plc

Host-Plus Pty Limited

The States of Jersey Public Employees Contributory Retirement Scheme

Pooled Super Pty Ltd

The Board of Trustees of the Saskatchewan Healthcare Employees’ Pension Plan

Plumbing Pensions (U.K.) Limited

Interventure Equity Investments Limited

Warman Investments Pty Limited

Christopher Michael Pratt, Trustee of the Christopher Pratt Trust, dated March 26, 2015

David Chao & Amanda Minami Revocable Trust

Samnat LLC.

Michael S. Dreyer

PSP Public Credit I Inc.

Anna K. Faris, Trustee of the Bernie Trust, Dated October 25, 2012

Tennman Investments, LLC

Ride Share LLC

United Talent Agency, LLC

The Jeremy and Marisa Zimmer Living Trust

The Devins Rice Trust

James Berkus Family Trust dated 5/14/2014

Natalie Berkus Security Trust dated 12/19/2012

Peter Benedek

William Jay Lazarus

Shani Rosenzweig Living Trust dated November 16, 2016

Andrew I. Thau and Christina D. Thau as Trustees of the Thau Family Trust dated January 23, 2009

David Spingarn

Theresa Peters Ladwig

Challenger Investors, LLC

Lise J. Buyer Trust

InMotion Ventures Limited

Valuegate Cayman SPV1

Bracket Ventures SVI Late Stage, LP

Emerge VP – FusionFund LLC

Innovation X Holdings QP, LLC – Lyft Series I

Innovation X Holdings QP, LLC – Lyft Series II

Innovation X Holdings QP, LLC – Lyft Series III

Innovation X Holdings QP, LLC – Lyft Series IV

Innovation X Holdings, LLC – Lyft Series I

Innovation X Holdings, LLC – Lyft Series II

NAM Special Situations Fund I QP, LLC – Lyft Series I

NAM Special Situations Fund I QP, LLC – Lyft Series II

NAM Special Situations Fund I QP, LLC – Lyft Series III

NAM Special Situations Fund I QP, LLC – Lyft Series IV

NAM Special Situations Fund I QP, LLC – Lyft Series V

NAM Special Situations Fund I, LLC – Lyft Series I

SharesPost 100 Fund

MVP All-Star Fund LLC

Oranjeboom Ventures Limited

Advanced Technology Select Fund III LLC

CapitalG Rise LLC

Oceanic Opportunities Fund I, LLC

B.A. Quintet, LLC

Paulson Investment Company II LP

Morgan Creek Private Opportunities, LLC Series B Carmenta – Lyft

Carmenta Growth Portfolio 2017, L.P.

NextEquity Partners, LLC

Fidelity Magellan Fund: Fidelity Magellan Fund

Fidelity Financial Trust: Fidelity Independence Fund

Fidelity Blue Chip Growth Commingled Pool

FIAM Target Date Blue Chip Growth Commingled Pool

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund

Fidelity Securities Fund: Fidelity OTC Portfolio

Fidelity OTC Commingled Pool

Fidelity Puritan Trust: Fidelity Puritan Fund

Fidelity Growth Company Commingled Pool

Fidelity Mid-Cap Stock Commingled Pool

Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund

Fidelity Concord Street Trust: Fidelity Mid-Cap Stock Fund

Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub Portfolio B

Fidelity Trend Fund: Fidelity Trend Fund

Fidelity Destiny Portfolios: Fidelity Advisor Diversified Stock Fund

Fidelity Contrafund Commingled Pool

Fidelity Contrafund: Fidelity Flex Opportunistic Insights Fund

Fidelity Contrafund: Fidelity Contrafund

Fidelity Contrafund: Fidelity Contrafund K6

Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund

Fidelity Contrafund: Fidelity Advisor New Insights Fund—Sub Portfolio A

Fidelity Insights Investment Trust

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

2605267 Ontario Limited

Rockledge LLC

The Eider Fund, L.P.

DLHP II AH, LLC

SB Transit Holdings, LLC

Graphene S7 LLC

Valuegate Cayman SPV2

Lexington Ventures, LLC

Louis and Kelly Gonda Irrevocable Family Trust

Le Peigné

Jason Blumenthal

Chapter One Ventures, LLC

Brian Norgard

Patrick Corcoran

The Whitesell Living Trust

Chancelor Johnathan Bennett

Innovation Factory VC, LLC

Gwyneth KP Martin

Colby Capital Partners LLC

Comcast Ventures, LP

WME Investments, LLC

Math + Magic IX, LLC

Oasis Investment Partners LP

Magna International Inc.

Eleven Ventures, LLC

Technology Innovation Partners (Lyft) LP

Hectocorn Driving, LP - Series I Interests

WEG Fund I, LLC

DKI Growing Star Fund III

Mirae Asset Daewoo Co. Ltd.

Bopu Global Private Equity Investment Portfolio LF LP

Kingfisher Equity Partners II, LP

Kingfisher Select IV, LP

FNEX Ventures Series 101, LLC

Paladigm Ventures 1L Pte. Ltd.

Workplay Ventures, LLC

EquityZen Growth Technology Fund LLC – Series 34

EquityZen Growth Technology Fund LLC – Series 71

EquityZen Growth Technology Fund, LLC - Series 221

North Shoreline Ventures V LLC

North Shoreline Ventures VIII LLC

Schechter Private Capital Fund I, LLC

G Squared IV, LP

Yves Behar

Public Venture Capital Fund, L.P.

Kakao Investment Co., Ltd

Stacy Bass

Light Street SPVL, L.P.

Yvette Waldman

Katherine D. Weber 2012 Irrevocable Trust

BEP VC LLC

Advanced Technology Select Fund V, LLC

Advanced Technology Select Fund II, LLC

Advanced Technology Select Fund, LLC

Alexander Capital Ventures LLC – Series A-1 Interest

Buttonwood Horizon Fund LLC

Buttonwood Horizon QP Fund LLC

Celadon Technology Fund VI, LLC

EQ-SDL, a Series of Equidate Investments LLC

Jaggers’ House Limited Partnership

PeerInvest New LLC

Pogue Capital Fund LLC

SLGVF SPV-L, L.P.

Target Carbon Ltd.

FIAM Target Date Large Cap Stock Commingled Pool

Fidelity Advisor Series I: Fidelity Advisor Large Cap Fund

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund

Fidelity Advisor Series VII: Fidelity Advisor Technology Fund

Fidelity Blue Chip Growth Institutional Trust

Fidelity Central Investment Portfolios LLC: Fidelity Information Technology Central Fund

Fidelity Concord Street Trust: Fidelity Large Cap Stock Fund

Fidelity Concord Street Trust: Fidelity Large Cap Stock K6 Fund

Fidelity Destiny Portfolios: Fidelity Advisor Capital Development Fund

Fidelity Founders Investment Trust

Fidelity Large Cap Stock Institutional Trust

Fidelity Puritan Trust: Fidelity Puritan Fund – Equity Sub Portfolio

Fidelity Puritan Trust: Fidelity Puritan Fund – High Yield Sub Portfolio

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

Fidelity Select Portfolios: Technology Portfolio

Variable Insurance Products Fund II: Contrafund Portfolio

Variable Insurance Products Fund III: Growth Opportunities Portfolio

Variable Insurance Products Fund IV: Technology Portfolio

Senator Redfire LLC

Baillie Gifford US Growth Trust plc

Magna Autonomous Systems LLC

Digi Phonics Inc

Joshua P. Binder

Top Dawg Entertainment, LLC

Quincey Hanley

LeBron James, Trustee under LeBron James Declaration of Trust dated July 5, 2013, as amended

Maverick Carter Declaration of Trust

SCHEDULE B

SCHEDULE OF FOUNDERS

Logan Green

John Zimmer, Trustee of The Green 2014 Irrevocable Trust dated June 12, 2014

El Trust dated August 3, 2015

Logan Green 2016 Annuity Trust

Eva Green 2016 Annuity Trust

John Zimmer

John Zimmer, Trustee of The John Zimmer 2016 Annuity Trust

John Zimmer Living Trust dtd 07.30.15

Logan Davis Green, Trustee of The Zimmer 2014 Irrevocable Trust dated June 16, 2014

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on                                 , 20    , by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement dated as of June 27, 2018 (as may be amended, amended and restated, modified or supplemented from time to time, the “Agreement”), by and among Lyft, Inc. (the “Company”) and certain of its stockholders. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (“Stock”) and/or options to purchase shares of the capital stock of the Company as a transferee of Stock from a party in such party’s capacity as an Investor, an Other Selling Stockholder and/or a Holder, as applicable, bound by the Agreement, and after such transfer, Holder shall be considered an Investor, an Other Selling Stockholder and/or a Holder, as applicable and subject to meeting any minimum share thresholds for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto, in each case as required by this Adoption Agreement.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	LYFT, INC.
Name and Title of Signatory

Address:	By:

Title:

Facsimile Number:

EXHIBIT B

LYFT, INC.,

A DELAWARE CORPORATION

CERTIFICATE OF REPRESENTATIONS

REGARDING QUALIFIED SMALL BUSINESS STOCK

THIS CERTIFICATE OF REPRESENTATIONS REGARDING QUALIFIED SMALL BUSINESS STOCK (this “Certificate”) is executed as of                                          by Lyft, Inc., a Delaware corporation (the “Company”), for the benefit of [Investor Name] (“Investor”). As used herein, the term “Stock” means those shares of Company stock issued by the Company to Investor and described more fully on Schedule A hereto.

Representations

Subject to the limitations and qualifications set forth below, the Company hereby represents as follows:

1. The Company has conducted a reasonable investigation into the question of whether the Stock is “qualified small business stock” (“QSBS”) within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the “Code”);

2. The Company agrees to use its commercially reasonable efforts to comply with any applicable filing and reporting requirements of Section 1202 of the Code and any regulations promulgated thereunder (including complying with any applicable filing or reporting requirements of Section 1202 of the Code and any regulations promulgated thereunder) to cause such Stock to qualify as “qualified small business stock”; provided, however, that “reasonable efforts” as used in this Section 2 shall not be construed to require the Company to operate its business in a manner that would adversely affect its business, limit its future prospects or alter the timing or resource allocation related to its planned operations or financing activities.;

3. Upon request by Investor, the Company shall conduct a reasonable investigation to determine whether the Stock qualify as “qualified small business stock” within the meaning of Code Sections 1045 and 1202, and shall transmit, in writing, the results of such investigation to Investor as expeditiously as reasonably possible, but in no event later than 10 days following the Company’s receipt of such request; and

4. As of the date first above written, and assuming that Investor has not sold the Stock, all of the Stock is QSBS.

Qualifications and Limitations

1. Qualification of the Stock as QSBS is based, in part, on the value of Company stock or other assets at certain relevant times. For purposes of the representations made in this Certificate, the Company has made a good faith determination of such values, taking into account all material facts and circumstances, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert that such determination is incorrect.

2. Qualification of the Stock as QSBS is based, in part, on whether the Company has been engaged in the active conduct of one or more qualified trades or businesses. The term “qualified trade or business” set forth in Section 1202(e)(3) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of qualified trade or business set forth in Section 1202(e)(3) of the Code, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert a contrary definition.

3. Qualification of the Stock as QSBS is based, in part, on whether at least eighty percent (by value) of the Company’s assets have been used in the active conduct of one or more qualified trades or businesses. For this purpose, assets held as “working capital” of a qualified trade or business within the meaning of Section 1202(e)(6) of the Code are treated as used in the active conduct of such trade or business. The term “working capital” set forth in Section 1202(e)(6) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of working capital set forth in Section 1202(e)(6) of the Code, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert a contrary definition.

4. Qualification of the Stock as QSBS is based, in part, on whether the Company purchased any of its stock from a person related to Investor during a relevant testing period. For purposes of the representations made in this Certificate, the Company has made a good faith determination that such purchases did not occur, but cannot guarantee that the Internal Revenue Service or California tax authorities will not successfully assert that such determination is incorrect.

5. While the representations contained herein are made in good faith, the Company assumes no liability for the failure of the Stock to qualify as QSBS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has executed this Certificate as of the date first above written.

LYFT, INC.

By:

Name:

Title:

SCHEDULE A

Fund Name	Class/Type of Stock	Issue Date	Stock Certificate Number	Number of Shares